EXHIBIT 23
                                   ----------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference of our report dated December 6, 2002, relating to the consolidated financial statements of Franklin Resources, Inc. and subsidiaries, which appears in this Form 10-K, in the following Registration Statements, as amended:

Form S-3 filed April 14, 1994 for issuance of debt securities, Amendment No. 2 to Form S-3 filed May 18, 1994

Form S-3 filed September 30, 1994 for the registration of shares of common stock,
     Amendment No. 1 to Form S-3 filed October 28, 1994

Form S-3 filed September 16, 1996 for the issuance of medium term notes, Amendment No. 1 to Form S-3 filed October 4, 1996

Form S-3 filed December 7, 2000 for the issuance of common stock, Amendment No. 1 to Form S-3 filed January 30, 2001
     Amendment No. 2 to Form S-3 filed February 12, 2001
     Amendment No. 3 to Form S-3 filed February 15, 2001

Form S-3 filed August 6, 2001 for the issuance of zero-coupon convertible senior note offering,
     Amendment No. 1 to Form S-3 filed November 1, 2001

Form S-4 filed December 26, 2001, for the issuance of common stock in connection with acquisition of Fiduciary Trust Company International.
    Amendment No. 1 to Form S-4 filed January 26, 2001

Form S-8 filed April 29, 1994 for United  Kingdom  Stock Option Plan #1
Form S-8 filed September 13, 1995 for Universal Stock Plan
Form S-8 filed March 18, 1998 for 1998  Employee  Investment  Plan
Form S-8 filed  December  31, 1998 for 1998 Employee Incentive Plan
Form S-8 filed July 21, 1999 for 1998 Universal Employee Incentive Plan
Form S-8 filed October 22, 1999 for 1998 Universal Employee Incentive Plan
Form S-8 filed March 27, 2001 for Amended and Restated 1998 Universal Employee Incentive Plan
     Post Effective Amendment No. 1 to Form S-8 filed March 27, 2001 for 1998 Universal Employee Incentive Plan
Form S-8 filed October 28, 2002 for the 1998 Employee Stock Incentive Plan Annual Report on Form 11-K filed on October 28, 2002 for the 1998 Employee Stock Incentive Plan

/s/ PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2002